UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  February 18, 2014
(Date of earliest event reported)

WFRBS Commercial Mortgage Trust 2014-LC14
(Exact name of issuing entity)

Wells Fargo Bank, National Association
Ladder Capital Finance LLC
Rialto Mortgage Finance, LLC
The Royal Bank of Scotland plc
RBS Financial Products Inc.
(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	333-172366-12	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street
Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On or about February 20, 2014, a series of mortgage pass-through certificates, entitled WFRBS Commercial Mortgage Trust 2014-LC14, Commercial Mortgage Pass Through Certificates, Series 2014-LC14 (the “Certificates”), are expected to be issued pursuant to a pooling and servicing agreement, attached hereto as Exhibit 4.1 and dated as of February 1, 2014 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Trimont Real Estate Advisors, Inc., as trust advisor, and Deutsche Bank Trust Company Americas, as trustee.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1 Certificates, Class A-2 Certificates, Class A-4 Certificates, Class A-5 Certificates, Class A-SB Certificates, Class A-S Certificates, Class X-A Certificates, Class X-B Certificates, Class B Certificates, Class C Certificates and Class PEX Certificates (collectively, the “Public Certificates”) and (ii) the Class A-3FL Certificates, Class A-3FX Certificates, Class X-C Certificates, Class D Certificates, Class E Certificates, Class F Certificates, Class G Certificates, Class V Certificates and Class R Certificates (collectively, the “Private Certificates” and, together with the Public Certificates, the “Certificates”). Only the Public Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in WFRBS Commercial Mortgage Trust 2014-LC14 (the “Issuing Entity”), a common law trust fund to be formed on or about February 20, 2014 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 71 commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”) secured by first liens on 144 commercial properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“WFB”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of February 4, 2014, between the Registrant and WFB; certain of the Mortgage Loans are expected to be acquired by the Registrant from The Royal Bank of Scotland plc (“RBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of February 4, 2014, between the Registrant and RBS; certain of the Mortgage Loans are expected to be acquired by the Registrant from Ladder Capital Finance LLC (“LCF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of February 4, 2014, among the Registrant, LCF and Ladder Capital Finance Holdings LLLP; certain of the Mortgage Loans are expected to be acquired by the Registrant from RBS Financial Products Inc. (“RBSFP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of February 4, 2014, between the Registrant and RBSFP; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Rialto Mortgage Finance, LLC (“RMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of February 4, 2014, between the Registrant and RMF.

The Mortgage Loans identified on Schedule I to the Pooling and Servicing Agreement as “AmericasMart” and “The Outlet Collection | Jersey Gardens” each will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and dated as of December 1, 2013, (the “2013-C18 Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Deutsche Bank Trust Company Americas, as trustee.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to derived in part from the proceeds from the sale of Certificates by the Registrant to Wells Fargo Securities, LLC (“WFS”), RBS Securities Inc. (“RBS Securities”) and Deutsche Bank Securities Inc. (“DBSI” and, collectively with WFS and RBS Securities, the “Underwriters”) pursuant to the Underwriting Agreement, attached hereto as Exhibit 1.1 and dated February 4, 2014, among the Registrant, the Underwriters and WFB (pertaining to the Public Certificates), and a Certificate Purchase Agreement, dated February 4, 2014, among the Registrant, WFS, RBS Securities, WFB and Citigroup Global Markets Inc. (pertaining to the Private Certificates, which will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended).

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus Supplement, dated February 6, 2014, supplementing the Prospectus dated September 6, 2013, each as filed with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

Exhibit 1.1
Underwriting Agreement, dated February 4, 2014, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, RBS Securities Inc. and Deutsche Bank Securities Inc., as underwriters, and Wells Fargo Bank, National Association.

Exhibit 4.1
Pooling and Servicing Agreement, dated as of February 1, 2014, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Trimont Real Estate Advisors, Inc., as trust advisor, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 4.2
Pooling and Servicing Agreement, dated as of December 1, 2013, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Deutsche Bank Trust Company Americas, as trustee.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of February 4, 2014, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of February 4, 2014, between The Royal Bank of Scotland plc, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated as of February 4, 2014, among Ladder Capital Finance LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Ladder Capital Finance Holdings LLLP.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of February 4, 2014, between RBS Financial Products Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of February 4, 2014, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2014	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.
(Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1
Underwriting Agreement, dated February 4, 2014, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, RBS Securities Inc., and Deutsche Bank Securities Inc., as underwriters, and Wells Fargo Bank, National Association.

(E)
4.1
Pooling and Servicing Agreement, dated as of February 1, 2014, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, Trimont Real Estate Advisors, Inc., as trust advisor, and Deutsche Bank Trust Company Americas, as trustee.

(E)
4.2
Pooling and Servicing Agreement, dated as of December 1, 2013, by and among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as general special servicer, NCB, FSB, as NCB master servicer, NCB, FSB, as co-op special servicer, Pentalpha Surveillance LLC, as trust advisor, Wells Fargo Bank, National Association, as certificate administrator, as tax administrator and as custodian, and Deutsche Bank Trust Company Americas, as trustee.

(E)
99.1	Mortgage Loan Purchase Agreement, dated as of February 4, 2014, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.2	Mortgage Loan Purchase Agreement, dated as of February 4, 2014, between The Royal Bank of Scotland plc, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.3
Mortgage Loan Purchase Agreement, dated as of February 4, 2014, among Ladder Capital Finance LLC, as seller, Wells Fargo Commercial Mortgage Securities, Inc., as purchaser, and Ladder Capital Finance Holdings LLLP.

(E)
99.4	Mortgage Loan Purchase Agreement, dated as of February 4, 2014, between RBS Financial Products Inc., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated as of February 4, 2014, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)